SECURITIES AND EXCHANGE COMMISSION

                                     Washington, D.C.  20549

                                           Form 8-K

                                         CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        July 31, 1996



KEENE CORPORATION
(Exact name of registrant as specified in its charter)



     DELAWARE                              0-18434          13-2596288
(State or other jurisdiction               (Commission      (IRS Employer
of incorporation)                          File Number)     Identification No.)



   757 THIRD AVENUE, NEW YORK, N.Y.                                       10017
(Address of principal executive officers)                              Zip Code)



Registrant's telephone number, including area code      (212) 486-3200




                                                    N/A
                  (Former name or former address, if change since last report.)

Item 5.  Other Events

On July 31, 1996, the effective date of Keene Corporation's Fourth Amended Plan of Reorganization, as modified (the "Plan") occurred. Pursuant to the Plan, Reinhold Industries, Inc., Keene's former wholly owned subsidiary, has merged with and into Keene. Keene is the surviving entity and has been renamed Reinhold Industries, Inc. All of the transactions contemplated by the Plan have been substantially consummated, including the creation of a Creditors' Trust to assume all liability and responsibility for Keene's present and future asbestos-related liabilities, the distribution of cash to Keene's non-asbestos creditors and the distribution of stock to Keene's stockholders and Creditors' Trust.


Item 7.  Financial Statements, pro forma financial statements and exhibits

(c)          Exhibits

99(a) Press release dated July 31, 1996 announcing the effective date of Keene Corporation's Fourth Amended Plan of Reorganization occurred on July 31, 1996.

                                    SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    KEENE CORPORATION
                                                      (Registrant)

                                                  /s/ Timothy E. Coyne
                                                      Timothy E. Coyne
                                                      President



Date:  July 31, 1996

                                                                 EXHIBIT 99 (a)

KEENE                                           CONTACT:
CORPORATION                                     Michael T. Furry
NEWS                                            Reinhold Industries, Inc.
                                                310-944-3281
                                                              or
                                                Janice B. Grubin, Esq.
                                                Berlack, Israels & Liberman, LLP
                                                212-704-0100



                                                FOR IMMEDIATE RELEASE



                               KEENE CORPORATION PLAN OF
                             REORGANIZATION GOES EFFECTIVE


New York, NY, July 31, 1996---Keene Corporation (OTC Bulletin Board-KEENQ) announced that the effective date of its Fourth Amended Plan of Reorganization, as modified (the "Plan") occurred today. Pursuant to the Plan, Reinhold Industries, Inc., Keene's former wholly owned subsidiary, has merged with and into Keene. Keene is the surviving entity and has been renamed Reinhold Industries, Inc. All of the transactions contemplated by the Plan have been substantially consummated, including the creation of a Creditors' Trust to assume all liability and responsibility for Keene's present and future asbestos-related liabilities, the distribution of cash to Keene's non-asbestos creditors and the distribution of stock to Keene's stockholders and the Creditors' Trust.

                                #  #  #  #  #  #  #